UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023 bluebird bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA	02145
(Address of Principal Executive Offices)	(Zip Code)

(339) 499-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2023, bluebird bio, Inc. (the “Company”) entered into an accounts receivable factoring agreement (the “Agreement”) with Alterna Capital Solutions LLC (the “Buyer”). Pursuant to the Agreement, the Company has agreed to sell certain trade accounts receivable (the “Purchased Accounts”) to the Buyer from time to time. Currently, the Company invoices for its products (LYFGENIA, ZYNTEGLO and SKYSONA) when drug product is delivered to the qualified treatment center. The Agreement will enable the Company to collect cash earlier as part of this process.

The factoring facility provides for the Company to have access to up to $100,000,000.00 (the “Maximum Credit”) on a revolving basis, measured by the outstanding balance of Purchased Accounts from time to time. Upon receipt of the upfront purchase price for any Purchased Accounts, the Company will have sold and assigned all of its rights in such Purchased Accounts and all proceeds thereof. The upfront purchase price for a Purchased Account is 90% of the face amount thereof and the remaining 10% is payable only if and when the Buyer receives payment from the related account debtor. The proceeds from the Agreement will be used to fund general working capital needs.

In connection with the factoring facility, the Company will be charged a fee, defined as a floating rate per annum on the outstanding purchase price funded by the Buyer under the Agreement, equal to the prime rate plus 1.35%. The Company will also be charged a factoring fee of 0.05% of the gross face value of the Purchased Account, payable from the date of purchase until the contractual due date of such Purchased Account. Buyer has the right to require the Company to repurchase any Purchased Account that was ineligible as of the date of purchase or with respect to which any account debtor asserts a dispute that is not resolved by the related due date. The Buyer does not have recourse to the Company for the insolvency or other credit risk of the account debtors.

The factoring facility is for an initial term of 12 months and will renew on a year to year basis thereafter, unless terminated in accordance with the Agreement. The Company may terminate the facility at any time upon 60 days prior written notice and payment to Buyer of an early termination fee equal to 2% of the Maximum Credit if terminated during the first 12 months and 0.75% of the Maximum Credit during the subsequent terms.

The Company has granted the Buyer a security interest in the Purchased Accounts, and proceeds thereof, as more fully described in the Agreement, in order to perfect the Buyer’s ownership interest in the Purchased Accounts and secure the payment and performance of all obligations of the Company to the Buyer under the Agreement. The Agreement also provides for customary provisions, including representations, warranties and covenants, indemnification, waiver of jury trial, arbitration, and the exercise of remedies upon a breach or default.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full texts of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2023, the Board of Directors (the “Board”) of the Company approved and adopted amendments to the Company’s amended and restated bylaws (as amended, the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments contained in the Amended and Restated Bylaws:

•

Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements.

•

Streamline procedural mechanics and enhance disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act), including, without limitation, by requiring additional background information and disclosures regarding proposing stockholders, proposed director nominees and business, and other persons related to a stockholder’s solicitation of proxies.

•	Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The Amended and Restated Bylaws also delete certain obsolete provisions and incorporate certain technical, modernizing, clarifying and conforming changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements, including the Company’s statements regarding the intended use of proceeds from the factoring agreement and the ability to collect cash earlier as a result of the factoring agreement. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this Current Report are made only as of the date hereof and except as otherwise required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of bluebird bio, Inc.

10.1*†	Invoice Purchase and Sale Agreement, dated as of December 14, 2023, by and between bluebird bio, Inc. and Alterna Capital Solutions LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and exhibits have been omitted pursuant to Item 601(b)(2) or 601(a)(5), as applicable, of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

†	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023	bluebird bio, Inc.

	By:	/s/ Joseph Vittiglio
	Name:	Joseph Vittiglio
	Title:	Chief Legal & Business Officer and Secretary